                                                                    EXHIBIT 10.4

                        SIXTH LOAN MODIFICATION AGREEMENT

      This Sixth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of March 29, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and SCANSOFT, INC., a Delaware corporation with offices at 9 Centennial Drive, Peabody, Massachusetts 01960 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of October 31, 2002, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of October 31, 2002 between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated May 7, 2003, effective as of March 31, 2003, as further amended by a certain Second Loan Modification Agreement dated as of June 18, 2003, as further amended by a certain Third Loan Modification Agreement dated as of August 11, 2003, as further amended by a certain Fourth Loan Modification Agreement dated as of September 30, 2003, and as further amended by a certain Fifth Loan Modification Agreement dated as of March 31, 2004 (as may be further amended from time to time, the "Loan Agreement"), and (ii) a certain Negative Pledge Agreement dated as of October 31, 2002 (the "Negative Pledge Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

      Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and a certain Pledge Agreement dated October 31, 2002 (together with any other collateral security granted to Bank, the "Security Documents").

      Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.    DESCRIPTION OF CHANGE IN TERMS.

            Modification to Loan Agreement. Effective as of March 29, 2005, the definition of "Current Liabilities" in Section 5 of the Schedule to the Loan Agreement, entitled "Financial Covenants", shall be amended as follows:

                  ""Current Liabilities" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year, including, without duplication, all obligations and liabilities of Borrower and SpeechWorks to Silicon, minus only for the period beginning March 29, 2005 through September 30, 2005: (i) all obligations and liabilities of Borrower to Philips pursuant to a certain convertible subordinated debenture dated as of January 30, 2003 in the amount of Twenty-Seven Million Five Hundred Thousand Dollars ($27,500,000.00), and (ii) all obligations and liabilities of Borrower to Advanced Recognition Technologies, Inc. in connection with Borrower's acquisition of Advanced Recognition Technologies, Inc. in the amount of Sixteen Million Five Hundred Thousand Dollars ($16,500,000.00) (collectively, Borrower's obligations and liabilities to Philips and Advanced Recognition Technologies, Inc. is the "Excluded Debt")."

4. CONSENT. Notwithstanding the terms of the Loan Agreement, Bank hereby consents to the Excluded Debt provided that it remains unsecured.

5. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

                                                                    EXHIBIT 10.4

6. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Negative Pledge Agreement and acknowledges, confirms and agrees that the Negative Pledge Agreement remains in full force and effect.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

12. COUNTERSIGNATURE/EFFECTIVENESS. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

                                                                    EXHIBIT 10.4

      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                                        BORROWER:

                                        SCANSOFT, INC.

                                        By:  /s/ Jamie Arnold Jr.
                                           ________________________________
                                        Name:    Jamie Arnold Jr.
                                        Title:   CFO ScanSoft Inc.

                                        BANK:

                                        SILICON VALLEY BANK, d/b/a
                                        SILICON VALLEY EAST

                                        By:  /s/ Pamela Braren
                                           _________________________________
                                        Name:    Pamela Braren
                                        Title:   VP Silicon Valley Bank

                                        SILICON VALLEY BANK

                                        By:  /s/ Jacquelyn Le
                                           _________________________________
                                        Name:    Jacquelyn Le
                                        Title:   Operations Supervisor
                                                 Silicon Valley Bank

                                                                    EXHIBIT 10.4

      The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty dated October 31, 2002 (the "Guaranty") and a certain Security Agreement dated October 31, 2002 (the "Security Agreement") and acknowledges, confirms and agrees that the Guaranty and the Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

CAERE CORPORATION

By:    /s/ Jamie Arnold Jr.
     ______________________________________
Name:      Jamie Arnold Jr.
       ____________________________________
Title:     as CFO of Parent ScanSoft Inc.
        ___________________________________

      The undersigned each hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of certain Unconditional Guarantees each dated September 30, 2003 (collectively, the "Guaranty") and acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

SPEECHWORKS SECURITIES CORP.


By:    /s/ Jamie Arnold Jr.
     ______________________________________
Name:      Jamie Arnold Jr.
       ____________________________________
Title:     as CFO of Parent ScanSoft Inc.
        ___________________________________


SPEECHWORKS INTERNATIONAL HOLDINGS, INC.


By:    /s/ Jamie Arnold Jr.
     ______________________________________
Name:      Jamie Arnold Jr.
       ____________________________________
Title:     as CFO of Parent ScanSoft Inc.
        ___________________________________


SPEECHWORKS ACQUISITION CORP.


By:    /s/ Jamie Arnold Jr.
     ______________________________________
Name:      Jamie Arnold Jr.
       ____________________________________
Title:     as CFO of Parent ScanSoft Inc.
        ___________________________________


SPEECHWORKS INTERNATIONAL, INC.


By:    /s/ Jamie Arnold Jr.
     ______________________________________
Name:      Jamie Arnold Jr.
       ____________________________________
Title:     as CFO of Parent ScanSoft Inc.
        ___________________________________